Exhibit 32.1
CERTIFICATION OF THE PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Remark Media, Inc., (the "Company") on Form 10-K/A for the year ended December 31, 2013, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Kai-Shing Tao, Principal Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

April 7, 2014

By:	/s/ Kai-Shing Tao
Kai-Shing Tao
Chief Executive Officer and Chairman (Principal Executive Officer)